UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2006

Commission File Number: 333-131531

EZ ENGLISH ONLINE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	N/A
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

605 – 595 Hornby Street, Vancouver, British Columbia, Canada V6C 1A4
(Address of principal executive offices)

(604) 809-3535
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 4, 2006, the Board of Directors of EZ English Online Inc. (the “Company”) appointed Kris Kooner as a director of the Company. Mr. Kooner had previously been appointed as the Company’s Vice President Marketing on March 28, 2006.

For the past six years Mr. Kooner has been the sole owner and operator of CrackMarketing.com, a business which provides internet marketing and web based consulting services to a variety of clients. Mr. Kooner has developed several web businesses including Homehammer.com, which he recently sold. He is currently enrolled in the Executive Master's of Business Administration program at Athabasca University. Mr. Kooner also has an Internet Marketing degree from the University of British Columbia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZ ENGLISH ONLINE INC.
(Issuer)
Date: October 4, 2006	By:
/s/ Andrea Molnar

Andrea Molnar, Director, President,
Chief Executive Officer, Secretary
Chief Financial Officer ,
Principal Accounting Officer